UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2021

AF ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-253544	86-1456857
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

139 North County Road
Floor 2, Suite 35

Palm Beach, FL 33480

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 838-9494

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-third of one Redeemable Warrant	AFAQU	The Nasdaq Stock Market LLC
Shares of Class A common stock, par value $0.0001 per share, included as part of the Units	AFAQ	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units	AFAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

AF Acquisition Corporation (the “Company”) previously presented a portion of its Class A common stock subject to redemption (the “Class A Common Stock”) as permanent equity because the Company’s Amended and Restated Certificate of Incorporation does not permit redemptions of Class A Common Stock that would cause the Company’s net tangible assets to be less than $5,000,001. After discussion and evaluation, including with the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”), the Company has concluded that all Class A Common Stock should be classified as temporary equity because such shares can be redeemed or become redeemable subject to the occurrence of events outside the Company’s sole control.

On November 15, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that (i) the Company’s audited balance sheet as of March 23, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2021, (ii) its unaudited condensed financial statements as of March 31, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 25, 2021, (iii) its unaudited condensed financial statements as of June 30, 2021 contained in the Company’s Current Report on Form 10Q filed with the SEC on August 16, 2021, (the “Affected Periods”), should no longer be relied upon due to the restatement of the Company’s Class A common stock as temporary equity.

The Company’s Chief Executive Officer, President and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based upon their evaluation, the Company’s Chief Executive Officer, President and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective as of September 30, 2021, due to the material weakness in analyzing the accounting for complex financial instruments. In light of this material weakness, the Company performed additional analysis as deemed necessary to ensure that the Company’s unaudited interim financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Company reflected the restatements in Note 2 of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021, filed with the SEC on November 19, 2021 and accordingly, management believes that the financial statements included in such report present fairly in all material respects the Company’s financial position, results of operations and cash flows for the periods presented.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AF Acquisition Corporation

Date: November 19, 2021	By:	/s/ Andrew Z. Scharf
Andrew Z. Scharf
Chairman and President

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